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                                                                    Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report in this annual report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (333-67681, 333-90991, 333-66072, 333-84944).

Roseland, New Jersey
March 29, 2002